ARK ETF TRUST

ARK Innovation ETF (ARKK)

ARK Genomic Revolution Multi-Sector ETF (ARKG)

ARK Industrial Innovation ETF (ARKQ)

ARK Web x.0 ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Israel Innovative Technology ETF (IZRL)

Supplement dated January 16, 2018 to the Statement of Additional Information (“SAI”) for the ARK ETF Trust dated November 30, 2017.

This Supplement updates certain information contained in the SAI with respect to each of the following series of the ARK ETF Trust: ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Web x.0 ETF, The 3D Printing ETF, and ARK Israel Innovative Technology ETF (collectively, “Funds”). You may obtain copies of the Funds’ Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com, or by writing to ARK Investment Management, LLC, 155 West 19th Street, Fifth Floor, New York, New York 10011.

Effective immediately, the SAI is revised as follows:

On page 11, the fourth row of the table under the section “Officer Information” is deleted and replaced with the following:

Josh Hunter, 36	Treasurer and Chief Financial Officer	Since January 16, 2018	Fund Principal Financial Officer, Foreside Financial Group, LLC (since July 2015); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008-July 2015).